Exhibit 10.56

SUBSCRIPTION AGREEMENT
(For Non-U.S. Purchasers)

THIS AGREEMENT MADE EFFECTIVE AS OF THE _____ DAY OF _________, 2003 (the "Effective Date").

BETWEEN:

VOICE MOBILITY INTERNATIONAL, INC., a company incorporated pursuant to the Nevada Business Corporations Act with its principal place of business at 100-4190 Lougheed Highway, Burnaby, British Columbia, V5C 6A8

(the "Corporation")

AND:

THE PARTY NAMED AND SIGNING
AS PURCHASER ON SCHEDULE "A"

(the "Purchaser")

WHEREAS:

  The Corporation wishes to raise up to Cdn. $500,000 (the "Financing");

  The Purchaser wishes to subscribe for units, where each unit (a "Unit") consists of one common share (a "Unit Share") of the Corporation and one non-transferable common share purchase warrant (a "Warrant"), of the Corporation. Each Warrant will entitle the holder to purchase one common share of the Corporation (a "Warrant Share"). (The Units, Unit Shares, Warrants and Warrant Shares, are collectively the "Securities"); and

  It is the intention of the parties to this agreement (the "Agreement") that this subscription will be made pursuant to appropriate exemptions (the "Exemptions") from the registration and prospectus or equivalent requirements of all rules, policies, notices, orders and legislation of any kind whatsoever (collectively the "Securities Rules") of all jurisdictions applicable to this subscription;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged, the parties covenant and agree with each other as follows:

1. Representations and Warranties of the Purchaser

1.1 The Purchaser represents and warrants to the Corporation, and acknowledges that the Corporation is relying on these representations and warranties to, among other things, ensure that it is complying with all of the applicable Securities Rules, that:

(a) the Purchaser is purchasing the Securities as principal for its own account and not for the benefit of any other person, and not with a view to the distribution of the Securities;

(b) the Purchaser is:

(i) a director, senior officer (as that term is defined in the Securities Act (British Columbia) and set out in Schedule "B" to this Agreement), or "control person" (as that term is defined in the Securities Act (British Columbia) and set out in Schedule "B" to this Agreement) of the Corporation or of an "affiliate" (as that term is defined in Schedule "B") of the Corporation; OR

(ii) a spouse, parent, grandparent, brother, sister or child of a director, senior officer, or control person of the Corporation or of an affiliate of the Corporation; OR

(iii) a parent, grandparent, brother, sister or child of the spouse of a director, senior officer, or control person of the Corporation or of an affiliate of the Corporation; OR

(iv) a close personal friend of a director, senior officer or control person of the Corporation or of an affiliate of the Corporation; OR

(v) a close business associate of a director, senior officer or control person of the Corporation or of an affiliate of the Corporation; OR

(vi) a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation; OR

(vii) a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation; OR

(viii) persons or companies of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, described in subparagraphs (i) to (vii) above; OR

(ix) a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subparagraphs (i) to (vii) above; OR

(x) an "accredited investor" (as that term is defined in MI 45-103 and set out in Schedule "B" to this Agreement); OR

(xi) purchasing a sufficient number of Securities such that the aggregate acquisition cost to the Purchaser of such Securities is not less than Cdn.$97,000, and the Purchaser has not been formed, created, established or incorporated for the purpose of permitting the purchase of the Securities without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost for such Securities is less than Cdn.$97,000;

(c) if the Purchaser is resident of an "International Jurisdiction" (which means a country other than Canada or the United States) then:

(i) the Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Rules of the International Jurisdiction which would apply to this subscription, if there are any;

(ii) the Purchaser is purchasing the Securities pursuant to Exemptions under the Securities Rules of that International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Securities under the applicable Securities Rules of the International Jurisdiction without the need to rely on Exemptions; and

(iii) the applicable Securities Rules do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

the Purchaser will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii) and (iii) above to the satisfaction of the Corporation, acting reasonably;

(d) the Purchaser is not a "U.S. Person" (as defined under Regulation S made under the United States Securities Act of 1933, which definition includes an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U. S. Person) and the Purchaser understands and acknowledges that the Securities have not and will not be registered under the United States Securities Act of 1933, and, subject to certain exceptions, the Securities may not be offered or sold within the United States;

(e) the Purchaser acknowledges that the Corporation is relying on the Exemptions in order to complete the trade and distribution of the Securities and the Purchaser is aware of the criteria of the Exemptions to be met by the Purchaser and the Purchaser meets those criteria;

(f) the Purchaser acknowledges that because this subscription is being made pursuant to the Exemptions:

(i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii) there is no government or other insurance covering the Securities;

(iii) there are risks associated with the purchase of the Securities;

(iv) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

(v) the Purchaser is restricted from using certain of the civil remedies available under the applicable Securities Rules,

(vi) the Purchaser may not receive information that might otherwise be required to be provided to the Purchaser under the applicable Securities Rules if the Exemptions were not being used,

(vii) the Corporation is relieved from certain obligations that would otherwise apply under the applicable Securities Rules if the Exemptions were not being used; and

(viii) the Purchaser understands that the Exemptions release the Corporation from the requirements to provide the Purchaser with a prospectus and to sell Securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring Securities pursuant to those Exemptions, certain protections, rights and remedies provided the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Purchaser;

(g) the Securities are not being subscribed for by the Purchaser as a result of any material information about the Corporation's affairs that has not been publicly disclosed;

(h) the offer and sale of these Securities was not accomplished by an advertisement and the Purchaser was not induced to purchase these Securities as a result of any advertisement made by the Corporation; and

(i) if the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is a partnership, syndicate, trust or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Corporation executing and delivering this Agreement, this Agreement will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Purchaser, any constating documents of the Purchaser or any agreement to which the Purchaser is a party or by which the Purchaser is bound.

1.2 The Corporation represents and warrants to the Purchaser, and acknowledges that the Purchaser is relying on these representations and warranties in entering into this Agreement, that:

(a) the Corporation is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdiction in which it was incorporated, continued or amalgamated;

(b) the Corporation is a reporting issuer in British Columbia, Alberta, Ontario, Quebec and New Brunswick and the Corporation is not, to the best of its knowledge, in material default of any of the requirements of the applicable Securities Rules of those jurisdictions;

(c) the common shares of the Corporation are listed and posted for trading on The Toronto Stock Exchange (the "TSX) and, to the best of its knowledge, the Corporation is not in material default of any of the listing requirements of the;

(d) upon their issuance, the Unit Shares will be validly issued and outstanding fully paid and non-assessable common shares of the Corporation registered as directed by the Purchaser, free and clear of all trade restrictions (except as may be imposed by operation of the applicable Securities Rules) and, except as may be created by the Purchaser, liens, charges or encumbrances of any kind whatsoever;

(e) upon their issuances, the Warrants will be validly created, issued and outstanding warrants of the Corporation, registered as directed by the Purchaser, and, upon their issuance, the Warrant Shares issued on the exercise of the Warrants will be validly issued and outstanding fully paid and non-assessable common shares of the Corporation registered as directed by the Purchaser, and both will be free and clear of all trade restrictions (except as may be imposed by operation of the applicable Securities Rules) and, except as may be created by the Purchaser, liens, charges or encumbrances of any kind whatsoever;

(f) the Corporation has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

(g) to the best of its knowledge, the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the completion of its transactions contemplated under this Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of the Corporation or any indenture, mortgage, agreement, lease, license or other instrument or any kind whatsoever to which the Corporation is a party or by which it is bound, or any judgment or order of any kind whatsoever or any Court or administrative body of any kind whatsoever by which it is bound.

2. Subscription

2.1 The Purchaser hereby subscribes the subscription funds (the "Subscription Funds") for that number of Units, at a price of Cdn. $0.425 per Unit, as is set forth under "Subscription Amount" below. Each Unit consists of one Unit Share and one Warrant. One Warrant will entitle the Purchaser, upon the Purchaser giving 61 days notice to the Corporation of intention to exercise the Warrant, to subscribe for one Warrant Share at a price of Cdn.$0.425 per Warrant Share at any time up to 5:00 p.m. local time in Vancouver, BC on the fifth anniversary of the Closing Date, subject to the right of call of the Corporation as set out in section 2.2 below.

2.2 The Corporation has the right on thirty (30) days written notice (the "Notice") to require the holders of the Warrants to exercise the Warrants so long as the closing price of the common shares of the Corporation on the TSX equals or exceeds Cdn.$1.275 per share for at least thirty consecutive trading days prior to the date of the Notice. The Warrants will terminate on the date that is 120 days from the date of the Notice in the event that the Purchaser does not exercise the Warrants.

2.3 If at any time while the Warrant is outstanding the Corporation undertakes a consolidation of its share capital (the "Consolidation"), the parties agree that the holder shall be entitled to request the Corporation to adjust (the "Adjust" or "Adjustment") the exercise price of the Warrant on the following basis. The holder will only be entitled to request this Adjustment in the following circumstances. If the closing price of the Corporation's shares on the third trading day after the shares return to trade subsequent to a Consolidation is less than the closing price of the Corporation's shares on the last trading day immediately prior to the Consolidation being implemented multiplied by the Consolidation ratio, then the holder may request the Adjustment. As an example, if the closing price on the day prior to the Consolidation price being implemented was $0.50 and the Consolidation ratio was 3:1, then the holder will be entitled to request Adjustment if, on the third trading day after the Consolidation the closing price of the Corporation's shares is less than $0.50 times 3 = $1.50. The Corporation will agree to adjust the exercise price of the Warrants by the same percentage erosion in the share price. Again, as an example, if the closing price on the third day, using the example above, was $1.35, the price erosion (the "Erosion") was $0.15 or 10%. In such case the exercise price of the Warrants would be adjusted as follows. The current exercise price is $0.425 per share. After a Consolidation of 3:1, the exercise price would be adjusted to $1.275. Then, the exercise price would be adjusted down by 10%, or $0.1275, from $1.275 to $1.1475, to reflect the Erosion. This Adjustment provision is subject to the following limitations:

(a) The holder will be entitled to elect to do this only once during the life of the Warrant.

(b) The Adjustment will not be made in the event that the Corporation makes an announcement during the three day period that could be reasonably be perceived to have caused the Erosion in the share price.

(c) The Adjustment is subject to the approval of the TSX. In the event that the TSX does not approve the Adjustment, the Corporation will not be required to make the Adjustment. The Corporation is obliged to make an application to the TSX if requested by the holder and to use it best interests to pursue such application.

2.4 On or before the 22nd day of September, 2003, the Purchaser will deliver the Subscription Funds for the Securities subscribed for to the Corporation in the form of cash, solicitor's trust cheque, certified cheque, bank draft, money order or wire transfer payable to "Voice Mobility International, Inc.", c/o HSBC Bank Canada, 1578 Marine Drive, West Vancouver, British Columbia V7V 1H8, Transit Number: 10510 (Account Number: 252885-001), or to the Corporation directly. Please ensure that the wire instruction sheet contains the following statement: "Subscription Funds - [insert name of Lender] re: Voice Mobility International Inc., or the funds will be returned to the sender.". The Corporation may treat the Subscription Funds as a non-interest bearing loan and may use the Subscription Funds prior to this subscription being accepted by the Corporation.

2.5 The Corporation, may for any reason, at any time before it executes this Agreement, terminate this offering of securities, and, upon termination, the Corporation will return the Subscription Funds to the Purchaser without interest or deduction.

3. Covenants, Agreements and Acknowledgments

3.1 Concurrent with the execution of this Agreement, the Purchaser will:

(a) fully complete Schedule "A" to this Agreement and the Purchaser acknowledges that the Corporation is relying on the Exemptions in order to complete the trade and distribution of the Securities under the Exemptions and the Purchaser is aware of the criteria of the Exemptions to be met by the Purchaser including the representations contained in Schedule "A"; and

(b) fully complete and execute the TSX questionnaire appearing as Schedule "C" to this Agreement.

3.2 The Purchaser acknowledges and agrees that the Unit Shares comprising the Units, the Warrants comprising the Units and any Warrant Shares acquired on the exercise of the Warrants will be subject to such trade restrictions as may be imposed by operation of applicable Securities Rules, and the certificates representing the Unit Shares, Warrants and any Warrant Shares acquired on the exercise of the Warrants will bear such legends as may be required by applicable Securities Rules and by the rules and policies of the TSX. The Purchaser further acknowledges and agrees that it is the Purchaser's obligation to comply with the trade restrictions in all of the applicable jurisdictions and the Purchaser's obligation to comply with the trade restrictions except as provided for herein. In this regard, the Purchaser acknowledges that such trade restrictions provide that the Purchaser must hold and not sell, transfer or in any manner dispose (collectively, the "Disposition") of the Unit Shares, Warrants or any Warrant Shares acquired on the exercise of the Warrants in British Columbia prior to midnight on the four month anniversary of the Closing Date, unless the Purchaser has obtained the prior written consent of the TSX to the Disposition and unless the Disposition is made in accordance with all applicable Securities Rules. The Purchaser further acknowledges to the Corporation that this paragraph 3.2 constitutes sufficient notice of the applicable hold periods.

3.3 The Purchaser acknowledges that no securities commission has evaluated or endorsed the merits of these Securities and that the person selling these Securities has no duty to tell the Purchaser whether these Securities are a suitable investment. The Purchaser further acknowledges that it is investing in the Corporation entirely at its own risk and it may lose all of the Subscription Funds.

3.4 The Corporation agrees to file a registration statement with the United States Securities and Exchange Commission, in connection with the registration of the resale of the Unit Shares and the Warrant Shares within 90 days of the Closing Date, if requested in writing (the "Notice") by all Purchasers under the Financing. If the Corporation is required to file a registration statement and does not file the registration statement within 90 days of the Notice, the Corporation will incur a penalty by reducing the exercise price of the Warrants by 15%.

3.5 The Purchaser acknowledges that the Corporation will refuse, and has instructed its transfer agent to refuse, to register any transfers of the Securities including the Unit Shares, Warrants or Warrant Shares unless such transfer is made in accordance with regulations pursuant to, or registration under, applicable securities legislation (including the U.S. Securities Act) or pursuant to an available exemption from such registration.

3.6 The Purchaser acknowledges that the Corporation may pay a finder's fee of 10% of the gross proceeds of the Financing.

4. U.S. Requirements

4.1 This offering of Securities is limited to subscribers who are "Accredited Investors," as defined in Rule 501 of Regulation D under the U.S. Securities Act of 1933 (the "U.S. Securities Act") or to non-"U.S. Persons", as defined in Regulation S under the U.S. Securities Act. An Accredited Investor is one who meets any of the requirements set forth below. In order to establish the qualification of the Purchaser to invest in the Securities, the information in paragraph G of Schedule "A" below must be supplied.

4.2 The Purchaser represents and warrants to the Corporation that the Purchaser falls within the category or categories marked in paragraph G of Schedule "A".

4.3 If and only if the Purchaser is resident in the U.S., then the Purchaser further acknowledges and agrees that the Securities (and any underlying securities which those Securities are convertible into) are "restricted securities" within the meaning of the U.S. Securities Act (and applicable state securities laws) and may not be sold or transferred in the U.S. unless they are subsequently registered under the U.S. Securities Act or any exemption from such registration is available and the certificates representing the Securities will bear a legend to reflect these restrictions. The Purchaser understands and agrees that upon the original issuance of the Securities (and any underlying securities which those Securities are convertible into), and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, the certificates representing the Securities may bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (C) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER APPLICABLE EXEMPTION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

4.4 For non -"U.S. Persons" (as defined in Regulation S under the U.S. Securities Act ("Regulations")" the offer and sale of Units, Unit Shares and Warrants has been made, and the issuance of the Warrant Shares will be made, in reliance upon Regulation S or Regulation D under the U.S. Securities Act. Therefore the Unit Shares and Warrants, as well as any such Warrant Shares (unless issued pursuant to an effective registration statement filed with regard to the issuance of the Warrant Shares), will be "restricted securities" and as such may be resold or otherwise transferred only in accordance with Regulation S or pursuant to a registration under the U.S. Securities Act or an exemption from the registration requirements of the U.S. Securities Act. Regulation S requires that, for a period of one (1) year following the Closing Date, no offer or sale of a Unit, Unit Share, Warrant, or Warrant Share issued in reliance on Regulation S may be made to a U.S. Person (which has the meaning ascribed to that term in Regulation S) or for the account of a U.S. Person. Regulation S also requires that each Unit, Unit Share, and Warrant (and each Warrant Share issued prior to the effectiveness of any registration statement filed with regard to the issuance of the Warrant Shares) bear a legend stating that the Unit, Unit Share or Warrant, or any such Warrant Share, as the case may be, has not been registered under the U.S. Securities Act. Regulation S also requires that each Warrant bear a legend stating that the Warrant, and the securities to be issued upon its exercise, have not been registered under the U.S. Securities Act and that the Warrant may not be exercised by or on behalf of any U.S. Person unless registered under the U.S. Securities Act or an exemption from such registration is available.

4.5 Each person exercising a Warrant must provide the Corporation with either (i) written certification that it is not a U.S. Person and that the Warrant is not being exercised on behalf of a U.S. Person, or (ii) a written opinion of counsel satisfactory to the Corporation that the issuance of securities upon exercise of the Warrant has been registered under the U.S. Securities Act and any applicable state securities law or is exempt from registration.

4.6 For non - "U.S. Persons": The Purchaser acknowledges and understands that Regulation S also provides for the resale of securities which are issued and outstanding. As noted above, Units, Unit Shares, Warrants, and Warrant Shares may be resold only in compliance with Regulation S or pursuant to an effective registration statement under the U.S. Securities Act or an exemption from the registration requirements of the U.S. Securities Act. Rule 904 of Regulation S provides that a resale of an outstanding security may be made pursuant thereto if the offer and sale of the security are made in an "offshore transaction" and if no "directed selling effort is made in the United States" with regard to the securities to be sold by the seller, an affiliate of the seller, or any person acting on their behalf. An offer or sale of securities is made in an "offshore transaction" if the offer is not made to a person in the United States and either (i) at the time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on its behalf have good reason to believe that the buyer is outside the United States and (ii) the transaction is executed in, on or through the facilities of a designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States. Offers and sales of securities specifically targeted at identifiable groups of United States citizens abroad shall, in no event, be deemed to be made in an offshore transaction. Rule 904 imposes additional limitations on resales by dealers and persons receiving selling concessions and affiliates of the issuer.

4.7 For non - "U.S. Persons": The Purchaser acknowledges and understands that Rule 905 of Regulation S provides that equity securities of U.S. issuers, such as the Corporation, acquired from the issuer in a transaction under Regulation S are deemed to be "restricted securities" as defined under Rule 144 under the U.S. Securities Act. Any "restricted securities" as defined in Rule 144, that are equity securities of a U.S. issuer will continue to be deemed to be "restricted securities", notwithstanding that they were acquired in a resale transaction made pursuant to Rule 904. Any resale of such securities by a non-U.S. Person must be made in accordance with Regulation S, or pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, such as Rule 144.

4.8 The Purchaser acknowledges and understands that Rule 144 permits limited public resales of securities acquired in non-public offerings, subject to the satisfaction of certain conditions. The Purchaser further acknowledges and understands that under Rule 144 the conditions include, among other things, the availability of certain current public information about the issuer, the resale occurring not fewer than one (1) year or two (2) years, as applicable, after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "broker's transaction" and the amount of securities being sold during any three-month period not exceeding specified volume limitations. The Purchaser also acknowledges and understands that the Corporation may not be satisfying the current public information requirement of Rule 144 at the time that you wish to sell any of the Securities, or other conditions under Rule 144 which are required of the Corporation.

4.9 Each certificate evidencing a Unit Share or Warrant (and any Warrant Share issued prior to the effectiveness of a registration statement) will bear the following legend until the applicable securities as represented by the certificate are sold pursuant to either (i) a registration statement with respect to such securities which is effective under the U.S. Securities, (ii) Rule 144 under the U.S. Securities Act, or (iii) Regulation S:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

4.10 If such securities are being sold under Rule 144, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

4.11 The Purchaser understands and acknowledges that the Corporation may instruct its transfer agent not to record a transfer without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Act.

4.12 The Purchaser further understands that, the Corporation has not agreed to file a Registration Statement in respect of the Securities (or any underlying securities which those securities are convertible into) under the U.S. Securities Act.

5. Regulatory Approval

5.1 Notwithstanding any other term of this Agreement, this Agreement and the subscription provided for hereunder are subject to the Corporation obtaining the approval of the TSX ("Regulatory Approval") by the 22nd day of September, 2003. In the event that Regulatory Approval is not obtained by this date, this Agreement will terminate and be of no further force and effect and the Subscription Funds will be returned to the Purchaser without interest or deduction.

6. Closing

6.1 The completion of the subscription contemplated under this Agreement shall occur on a date (the "Closing Date") chosen by the Corporation, but no later than the date prescribed by the TSX, subject to any extension approved by the TSX. On or before the Closing Date, the Corporation shall deliver to the Purchaser (as per the "Delivery Instructions" below), a certificate or certificates representing the Unit Shares and the Warrants comprising the Units. Upon doing so, the Corporation shall be entitled to retain the Subscription Funds as full payment for the Securities without any further instructions from, or notice to, the Purchaser.

7. General

7.1 For the purposes of this Agreement, time is of the essence.

7.2 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may, either before or after the execution of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

7.3 The Purchaser hereby authorizes the Corporation to correct any minor errors in, or complete any minor information missing from, any document which has been executed by the Purchaser and delivered to the Corporation with respect to this subscription.

7.4 This Agreement shall be subject to, governed by and construed in accordance with the laws of British Columbia.

7.5 This Agreement may not be assigned by either party hereto.

7.6 This Agreement may be signed by the parties in counterpart and by fax.

IN WITNESS WHEREOF the parties have executed this written Agreement effective as of the Effective Date.

SIGNED, SEALED AND DELIVERED BY:
VOICE MOBILITY INTERNATIONAL, INC.

Per:

____________________________________
Authorized Signatory

SCHEDULE "A"

TO BE COMPLETED BY THE PURCHASER:

A. Subscription Amount.
Subscription:	Units
Subscription Funds:	Cdn. $

B. Name and Address (Note: Cannot be a U.S. Address) The name and address (to establish the Purchaser's jurisdiction of residence for the purpose of determining the applicable Securities Rules) of the Purchaser is as follows:

Name

Street Address

City, Province, Country, Postal Code

Email:

Phone: Fax:

C. Registration Instructions (Note: Cannot be a U.S. Address) The name and address of the person in whose name the Purchaser's securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph B above, then insert "see B above"):

Name

Street Address

City, Province, Country, Postal Code

D. Delivery Instructions (Note: Cannot be a U.S. Address) The name and address of the person to whom the certificates representing the Purchaser's securities referred to in paragraph B above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph B or C above, then insert "see B above" or "see C above", as the case may be):

Name

Street Address

City, Province, Country, Postal Code

E. Exemption Relied Upon. The Purchaser represents to the Corporation that the Purchaser is (tick one or more of the following boxes):
a director, senior officer* or control person* of the Corporation or of an Affiliate of the Corporation	[ ]
a spouse, parent, grandparent, brother, sister or child of a director, senior officer* or control person* of the Corporation or of an Affiliate of the Corporation, being	[ ]
a parent, grandparent, brother, sister or child of the spouse of a director, senior officer, or control person of the Corporation or of an affiliate of the Corporation, being	[ ]
a close personal friend of a director, senior officer* or control person* of the Corporation or of an Affiliate of the Corporation , being (complete (1) below)	[ ]
a close business associate of a director, senior officer* or control person* of the Corporation or an Affiliate, being (complete (1) below)	[ ]
a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation, being	[ ]
a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation, being	[ ]
persons or companies of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, described in subparagraphs (i) to (vii) above, being	[ ]
a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subparagraphs (i) to (vii) above, being	[ ]
an accredited investor* (complete (2) below)	[ ]
undertaking a purchase of Cdn.$97,000 or more of Securities	[ ]
*See the definitions in Schedule "B" to this Agreement.

(1) If you are a close personal friend or close business associate of a director, senior officer or control person of the Corporation, please indicate how long you have known the individual and describe the nature of your relationship, including how you are in a position to assess the capabilities and trustworthiness of the individual.

(2) If you are an accredited investor, please describe how you qualify based on the definition in Schedule "B" to this Agreement.

Paragraph:

Description of Qualifications

F. Relationship To Listed Corporation. State if the Purchaser is an "insider" of Voice Mobility International, Inc., being a director, officer or senior employee of Voice Mobility International, Inc. or of a subsidiary, or a shareholder holding not less than 10% of the current issued share capital of Voice Mobility International, Inc. prior to this purchase:

No: ____ Yes: ____

Does the Purchaser own any securities of Voice Mobility International, Inc. at the date hereof, if so, give particulars. State the number of securities of Voice Mobility International, Inc. held by the Purchaser not including this purchase:

No: ____ Yes: ____; if "Yes", then:

___________ common shares, warrants to acquire ___________ common shares, stock options to acquire ___________ common shares and convertible debentures convertible into _________ common shares and (if applicable, describe any other securities held) the following: ______________________________________________________________________________

G. U.S. Exemptions - Accredited Investor. Please indicate each category of accredited investor that you, the purchaser, satisfy, by initialling on the appropriate line(s) below:
_____ Category 1.	A bank as defined in Section 3(a)(2) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; or
_____ Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
_____ Category 3.	A broker or dealer registered pursuant to Section 15 of the U.S. Exchange Act, as amended; or
_____ Category 4.	An insurance company as defined in Section 2(13) of the U.S. Securities Act; or
_____ Category 5.	An investment company registered under the U.S. Investment Company Act of 1940; or
_____ Category 6.	A business development company as defined in Section 2(1)(48) of the U.S. Investment Company Act of 1940; or
_____ Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; or
_____ Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or

_____ Category 9.

An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of U.S.$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are Accredited Investors; or

_____ Category 10.	A private business development company as defined in Section 202(a)(22) or the U.S. Investment Advisers Act of 1940; or
_____ Category 11.

An organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S.$5,000,000; or

_____ Category 12.	A director, executive officer or general partner of the Corporation.
_____ Category 13.	A natural person whose individual net worth(*), or joint net worth with that person's spouse, at the time of his purchase exceeds U.S.$1,000,000; or
_____ Category 14.

A natural person who had an individual income(*) in excess of U.S.$200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____ Category 15.

A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described under the U.S. Securities Act Rule 506(b)(2)(ii); or

_____ Category 16.	An entity in which all of the equity owners are Accredited Investors.

* For the purposes of this Agreement, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to the tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an Individual Retirement Account or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

If Category 3 and/or 11 is marked, please indicate by marking an "X" in the appropriate space whether the Purchaser is a corporation that has a net worth on a consolidated basis according to its most recent audited financial statements of not less than U.S.$14,000,000.

Yes _____________________ No ___________________________

TO BE COMPLETED AND SIGNED BY THE PURCHASER:

SIGNED, SEALED AND DELIVERED BY:

_____________________________________________
Name of the "Purchaser" - use the name inserted in
paragraph B above.

Per:

____________________________________________
Signature of Purchaser

____________________________________________
Title (if applicable)

SCHEDULE "B"

DEFINITIONS

"accredited investor" means:

(a) a Canadian financial institution (as defined in National Instrument 14-101 Definitions), or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(c) an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act,

(d) a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(e) a person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act Newfoundland and Labrador),

(f) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e),

(g) the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

(h) a municipality, public board or commission in Canada,

(i) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(j) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority of a jurisdiction of Canada,

(k) an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn.$1,000,000,

(l) an individual whose net income before taxes exceeded Cdn.$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded Cdn.$300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

(m) a person or company, other than a mutual fund or non-redeemable investment fund, that either alone or with a spouse, has net assets of at least Cdn.$5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

(n) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

(o) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading ad a trustee or agent on behalf of a fully managed account;

(q) a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser

(r) a registered charity under the Income Tax Act(Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded;

(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

(t) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

"close business associate" and "close personal friend" means an individual who has had sufficient prior business dealings with the director, senior officer, founder or control person to be in a position to assess the capabilities and trustworthiness of the director, senior officer, founder or control person. A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate. An individual is not a close personal friend solely because the individual is a member of the same organization, association or religious group. An individual is not a close business associate or close personal friend solely because the individual is a client or former client. For example, an individual is not a close business associate or close personal friend of a registrant or former registrant solely because the individual is a client or former client of that registrant or former registrant. The relationship between the purchaser and the director, senior officer, founder or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, senior officer, founder or control person or a close personal friend of a close personal friend of a director, senior officer, founder or control person.

"control person" means

(a) a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the Corporation, or

(b) each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of the Corporation, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the Corporation.

"designated securities" means

(a) voting securities,

(b) securities that are not debt securities and that carry a residual right to participate in the earnings of the Corporation or, on the liquidation or winding up of the Corporation, in its assets, or

(c) securities convertible, directly or indirectly, into securities described in paragraph (a) or (b).

"financial assets" means cash and securities.

"related liabilities" means

(a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b) liabilities that are secured by financial assets.

"senior officer" means

(a) the chair or a vice chair of the board of directors, the president, a vice president, the secretary, the treasurer or the general manager of the Corporation,

(b) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in paragraph (a), and

(c) the 5 highest paid employees of the Corporation, including any individual referred to in paragraph (a) or (b) and excluding a commissioned salesperson who does not act in a managerial capacity.

SCHEDULE "C"

TORONTO STOCK EXCHANGE POLICIES AND FORMS

PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

QUESTIONNAIRE

1. DESCRIPTION OF TRANSACTION

(a) Name of issuer of the Securities:

Voice Mobility International, Inc.

(b) Number and Class of Securities to be Purchased:

__ units where each unit consists of one common share and one non-transferable common share purchase warrant. One warrant will entitle the holder upon giving 61 days notice to the Company to purchase one common share for a period of five years from the closing date at a price of Cdn. $0.425 per share.

(c) Purchase Price: Cdn. $0.425 per unit.

2. DETAILS OF PURCHASER

(a)	Name of Purchaser:
(b)	Address:

(c)	Names and addresses of persons having a greater than 10% beneficial interest in the purchaser:

3. RELATIONSHIP TO ISSUER

(a) Is the purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider:

(b) If the answer to (a) is "no", are the purchaser and the Issuer controlled by the same person or company? If so, give details:

4. DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

Give details of all trading by the purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

UNDERTAKING

TO: THE TORONTO STOCK EXCHANGE

The undersigned has subscribed for and agreed to purchase, as principal, the Securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said Securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

DATED at _______________________________, this _____ day of ___________ , 2003.

___________________________________________

(Name of Purchaser - please print)

___________________________________________

(Authorized Signature)

___________________________________________

(Official capacity - please print)

___________________________________________

(Please print name of individual whose signature
appears above, if different from name of
purchaser printed above)